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Exhibit 10.12

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") made as of April 28, 2003, by and between SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 5 Radnor Corporate Center, Suite 555, 100 Matsonford Road, Radnor, Pennsylvania 19187 and IMMUNICON CORPORATION, a Delaware corporation whose address is 3401 Masons Mill Road, Suite 100, Huntingdon Valley, Pennsylvania 19006 (the "Company"); IMMUNIVEST CORPORATION, a Delaware corporation, IMMC HOLDINGS, INC., a Delaware corporation and IMMUNICON EUROPE, INC., a Delaware corporation whose addresses are 1209 Orange Street, Wilmington, Delaware 19801 (each a "Borrower" and collectively, the "Borrowers").

RECITALS.

        A.    Borrowers and Bank have entered into that certain Loan and Security Agreement dated April 30, 2002 (as thereafter amended from time to time, the "Loan Agreement"), pursuant to which Bank has agreed to establish certain loans in favor of Borrowers.

        B.    Borrowers have requested that Bank provide a supplemental committed equipment line of credit and modify certain provisions of the Loan Agreement, and the Bank has agreed to the foregoing on the condition, among others, that this Agreement be executed and delivered by Borrowers to Bank.

        C.    Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:

        1.    Recitals.    The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

        2.    Definitions.

          (a)   From and after the date hereof, the following definitions shall be added to Section 13.1 of the Loan Agreement:

            "Committed Supplemental Equipment Loan" means a Credit Extension of up to Two Million Dollars ($2,000,000).

            "Equity Closing Date" has the meaning set forth in Section 2.1.2(a).

            "Guarantor" has the meaning set forth in Section 2.1.2(a).

            "Guaranty Agreement" has the meaning set forth in Section 2.1.2(a).

            "Supplemental Equipment Advance" or "Supplemental Equipment Advances" has the meaning set forth in Section 2.1.2(a).

            "Tranche I Repayment Period" means thirty (30) months; provided, however, that upon the occurrence of the Equity Closing Date, the Tranche I Repayment Period shall be extended by six (6) months to a total of thirty-six (36) months and the outstanding balance of all Tranche I Supplemental Equipment Advances as of the Equity Closing Date shall be re-amortized to reflect the extended term.

            "Tranche II Repayment Period" means thirty-six (36) months.

            "Tranche I Supplemental Equipment Advance" has the meaning set forth in Section 2.1.2(a).

            "Tranche II Supplemental Equipment Advance" has the meaning set forth in Section 2.1.2(a).

            "Tranche I Supplemental Equipment Term Note" means that certain Tranche I Supplemental Equipment Term Note dated April 28, 2003 in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions therefor.

            "Tranche II Supplemental Equipment Term Note" means that certain Tranche II Supplemental Equipment Term Note dated April 28, 2003 in the principal amount of Five Hundred Thousand Dollars ($500,000) from Borrowers in favor of Bank, together with all renewals, amendments, modifications and substitutions therefor.

            "Tranche I Supplemental Equipment Termination Date" means April 30, 2003.

            "Tranche II Supplemental Equipment Termination Date" means December 31, 2003.

          (b)   From and after the date hereof, the definitions of "Credit Extension" and "Loan Documents" is hereby amended and restated in their entirety as follows:

            "Credit Extension" is the Equipment Advance, the Supplemental Equipment Advances or any other extension of credit by Bank for any Borrowers' benefit.

            "Loan Documents" are, collectively, this Agreement, the Equipment Term Note, the Tranche I Supplemental Equipment Term Note, the Tranche II Supplemental Equipment Term Note, any note, or notes or guaranties executed by any Borrower and any other present or future agreement between any Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

        3.    The Additional Equipment Line.    The following provisions are added to the Loan Agreement immediately after Section 2.1.1 as Section 2.1.2:

          2.1.2    Supplemental Equipment Advances.

          (a)   Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrowers, from time to time prior to the Tranche I Supplemental Equipment Termination Date or the Tranche II Supplemental Equipment Termination Date, as applicable, equipment advances (each a "Supplemental Equipment Advance" and collectively the "Supplemental Equipment Advances") in an aggregate amount not to exceed the Committed Supplemental Equipment Loan. The Committed Supplemental Equipment Loan will be advanced in two (2) tranches. The first tranche shall consist of a single Supplemental Equipment Advance in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) which may be requested by Borrowers on or before the Tranche I Supplemental Equipment Termination Date (the "Tranche I Supplemental Equipment Advance"). The second tranche shall consist of a single Supplemental Equipment Advance in an amount not to exceed Five Hundred Thousand Dollars ($500,000) which may be requested by Borrowers on or before the Tranche II Supplemental Equipment Termination Date (the "Tranche II Supplemental Equipment Advance"). Notwithstanding the foregoing, Bank shall have no obligation to (i) make the Tranche I Supplemental Equipment Advance until Borrowers have obtained an equipment financing facility in a principal amount of not less than Three Million Dollars ($3,000,000), which specific equipment financing facility shall be acceptable to Bank in all respects, or (ii) make the Tranche II Supplemental Equipment Advance until such time as either (a) the Company has closed and funded on the sale of additional shares of the Company's stock to investors acceptable to Bank in Bank's reasonable discretion in an amount of not less than Ten Million Dollars ($10,000,000) (the "Equity Closing Date"), or (b) the Obligations for the

  Tranche II Supplemental Equipment Advance are guaranteed by an institutional investor of the Company which shall be satisfactory to Bank (the "Guarantor") pursuant to Bank's standard form of guaranty agreement (the "Guaranty Agreement"), provided, that Bank agrees that provided no Event of Default has then occurred it shall release the Guarantor's obligations under the Guaranty Agreement upon the Equity Closing Date. One hundred percent (100%) of the Supplemental Equipment Advances must be used to purchase Equipment, software, leasehold improvements or other soft costs, including, without limitation, taxes, shipping, warranty charges, freight discounts and installation expense and other expenditures to support the Company's product commercialization which is planned to occur prior to December 31, 2003. The Bank shall have no obligation to make more than two (2) Supplemental Equipment Advances, which shall consist of one (1) Tranche I Supplemental Equipment Advance and one (1) Tranche II Supplemental Equipment Advance.

          (b)   Interest accrues from the date of each Supplemental Equipment Advance at the rate in Section 2.2 (a) and is payable monthly. The Tranche I Supplemental Equipment Advance is payable during the Tranche I Repayment Period in equal monthly installments of principal and interest beginning on the first (1st) day of the first (1st) month following the Tranche I Supplemental Equipment Advance and ending on the last day of the Tranche I Repayment Period applicable to the Tranche I Supplemental Equipment Advance. The Tranche II Supplemental Equipment Advance is payable during the Tranche II Repayment Period in equal monthly installments of principal and interest beginning on the first (1st) day of the first (1st) month following the Tranche II Supplemental Equipment Advance and ending on the last day of the Tranche II Repayment Period applicable to the Tranche II Supplemental Equipment Advance. The Tranche I Supplemental Equipment Advance shall be evidenced by the Tranche I Supplemental Equipment Term Note. The Tranche II Supplemental Equipment Advance shall be evidenced by the Tranche II Supplemental Equipment Term Note. Supplemental Equipment Advances when repaid may not be reborrowed.

          (c)   To obtain a Supplemental Equipment Advance, Borrowers must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Supplemental Equipment Advance is to be made. The notice in the form of Exhibit D (Payment/Advance Form) must be signed by a Responsible Officer or designee.

          (d)   Bank's obligation to lend the undisbursed portion of the Obligations will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrowers from the most recent business plan of Borrowers presented to and accepted by Bank prior to the execution of this Agreement.

        4.    Interest Rate, Payments.    Section 2.2 of the Loan Agreement is amended and restated in its entirety as follows:

          2.2    Interest Rate, Payments.

          (a)   The Equipment Advance accrues interest on the outstanding principal balance at a per annum fixed rate equal to the greater of (i) two (2.0) percentage points above the Prime Rate, or (ii) six and three quarters percent (6.75%) per annum. The Supplemental Equipment Advances accrue interest on the outstanding principal balance at a per annum fixed rate equal to the greater of (i) four and one quarter of one (4.25) percentage points above the Prime Rate as of the date of the Supplemental Equipment Advance, or (ii) eight and one half of one percent (8.5%) per annum. After an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. Interest is computed on a 360 day year for the actual number of days elapsed.

          (b)   Interest due on the Equipment Advance and the Supplemental Equipment Advances is payable on the 1st of each month. Bank may debit any Borrower's deposit accounts including Account Number 3300351096, for principal and interest payments owing or any amounts any Borrower owes Bank. Bank will promptly notify the Company when it debits any Borrower's accounts. These debits are not a set-off. Payments received after 2:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

          (c)   On April 29, 2005 or if the Equipment Advance is accelerated following the occurrence of an Event of Default, Borrowers will pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to the Equipment Advance, an amount equal to the Final Payment.

          (d)   If the Equipment Advance is accelerated following the occurrence of an Event of Default, then Borrowers will immediately pay to Bank (i) all remaining payments (including principal and accrued and unpaid interest), (ii) the Final Payment and (iii) all other sums, if any, that shall have become due and payable with respect to the Equipment Advance.

          (e)   If a Supplemental Equipment Advance is accelerated following the occurrence of an Event of Default, then Borrowers will immediately pay to Bank (i) all remaining payments (including principal and accrued and unpaid interest), and (ii) all other sums, if any, that shall have become due and payable with respect to the Supplemental Equipment Advance.

        5.    Primary Accounts.    Section 6.6 of the Loan Agreement is amended and restated in its entirety as follows:

          6.6    Primary Accounts.

          Each Borrower will maintain its primary depository and operating account with Bank and will maintain at all times not less than seventy-five percent (75%) of its investable assets with Bank.

        6.    Financial Covenants.    Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          6.7    Financial Covenants.

        Borrowers will maintain as of the last day of each month (unless otherwise stated below):

          (a)   EBITDA.    EBITDA of not less than the following amounts as of the year to date period ending on the last day of the following months:

Month Ending	EBITDA
January 2003	$(1,714,426	);
February 2003	$(2,803,854	);
March 2003	$(4,520,876	);
April 2003	$(6,219,149	);
May 2003	$(7,121,049	);
June 2003	$(8,642,948	);
July 2003	$(8,854,860	);
August 2003	$(10,316,773	);
September 2003	$(11,779,556	);
October 2003	$(13,227,073	);
November 2003	$(14,676,155	); and
December 2003	$(14,251,029	).

          Upon Bank's receipt and approval of Borrower's 2004 approved budget, EBITDA figures for fiscal year 2004 shall be set at not more than twenty five percent (25%) less than the figures set forth in such approved 2004 budget.

          (b)   Remaining Months Liquidity.    Borrower will maintain, as of the last day of each month, at least six (6) Remaining Months Liquidity.

          (c)   Milestone Covenants.    Borrowers shall meet the performance covenants and collect payments from Orthoclinical Diagnostics/Johnson & Johnson ("J&J") as set forth below, on or before the following dates:

Performance Covenant		Performance Date
1.	Autoprep pre-production milestone	June 30, 2003;
2.	Collection of $500,000 from J&J	September 30, 2003;
3.	Submission of 510(k) for breast cancer monitoring trial	June 30, 2003;
4.	Collection of $1,000,000 from J&J	October 31, 2003;
5.	Obtain 510(k) clearance for breast cancer monitoring trial	March 31, 2004; and
6.	Collection of $1,500,000 from J&J	May 31, 2004.

        7.    Compliance Certificate.    Exhibit C to the Loan Agreement is hereby replaced in its entirety with Exhibit C attached hereto.

        8.    Representations and Warranties.    Each Borrower hereby issues, makes, ratifies and confirms the representations, warranties and covenants, as applicable to it, contained in the Loan Documents as of the date hereof, and further represents, warrants and covenants to the Bank as follows:

          (i)    Power and Authority.    Borrower has full power and authority to execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. Except for consents which have been obtained, no consent or approval of stockholders or of any public authority is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents executed and delivered by Borrower.

          (ii)    Binding Agreements.    This Agreement and each of the other Loan Documents executed and delivered by Borrower have been properly executed by Borrower, constitute valid and legally binding obligations of Borrower, and are fully enforceable against Borrower in accordance with their respective terms.

          (iii)    No Conflicting Agreements.    There is (a) no charter, by-law or preference stock provision of Borrower and no provision of any existing mortgage, indenture, contract or material agreement binding on Borrower or affecting its property, and (b) to the knowledge of Borrower no provision of law or order of court binding upon Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by Borrower or which would be violated as a result of such execution, delivery or performance.

        9.    Facility Fee.    The Borrowers shall pay to Bank on the date hereof a loan fee on the Supplemental Committed Equipment Loan in the amount of Twenty Thousand Dollars ($20,000) (the "Supplemental Equipment Loan Fee") (Bank acknowledges that Borrowers have previously paid Ten Thousand Dollars ($10,000) to Bank as a good faith deposit to be applied to the Supplemental Equipment Loan Fee). The Supplemental Equipment Loan Fee is considered earned when paid and is not refundable.

        10.    Conditions Precedent.    This Agreement shall not become effective until Bank receives the following, each of which shall be satisfactory in form and substance to Bank:

          (a)   A Warrant to Purchase Stock in the form attached hereto as Exhibit E;

          (b)   The Tranche I Equipment Term Note in the form attached hereto as Exhibit F;

          (c)   The Tranche II Equipment Term Note in the form attached hereto as Exhibit G;

          (d)   That certain First Amendment to Warrant to Purchase Stock by and between Company and Bank in the form attached hereto as Exhibit H;

          (e)   That certain First Amendment to Warrant to Purchase Stock by and between Company and Bank in the form attached hereto as Exhibit I;

          (f)    That certain First Amendment to Warrant to Purchase Stock by and between Company and Bank in the form attached hereto as Exhibit J;

          (g)   That certain First Amendment to Warrant to Purchase Stock by and between Company and Bank in the form attached hereto as Exhibit K;

          (h)   proof that Borrowers have paid the Supplemental Equipment Loan Fee and all fees, costs and expenses to Bank in connection with this Agreement, including but not limited to all Bank's attorneys fees and expenses; and

          (i)    such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

        11.    Counterparts.    This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

        12.    Loan Documents; Governing Law; Etc.    This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

        13.    Acknowledgments.    Each Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents. In addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Each Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents, except for such representations and/or warranties which, by their nature, covered specific facts and events as they existed as of the date they were originally made under the Loan Agreement, in which case each Borrower issues, ratifies and confirms such representations and/or warranties as of the date they were originally made under the Loan Agreement.

        14.    Modifications.    This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

[SIGNATURES ARE ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

IMMUNICON CORPORATION
By:	/s/ JAMES G. MURPHY
	Name:	James G. Murphy
	Title:	Sr. VP—Chief Financial Officer
IMMUNIVEST CORPORATION
By:	/s/ JAMES G. MURPHY
	Name:	James G. Murphy
	Title:	VP—Director
IMMC HOLDINGS, INC.
By:	/s/ JAMES G. MURPHY
	Name:	James G. Murphy
	Title:	VP—Director
IMMUNICON EUROPE, INC.
By:	/s/ JAMES G. MURPHY
	Name:	James G. Murphy
	Title:	VP—Director
SILICON VALLEY BANK
By:	/s/ ELIZABETH A. HARPER
	Name:	Elizabeth A. Harper
	Title:	Senior Vice President
SILICON VALLEY BANK
By:
Name:
Title:

EXHIBIT C
COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054
FROM:	IMMUNICON CORPORATION

        The undersigned authorized officer of Immunicon Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, its Subsidiaries and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending                        with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Monthly financial statements	Monthly within 30 days	Yes No
Annual (Audited)	FYE within 120 days	Yes No
Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis (unless otherwise noted):
Minimum EBITDA of not less than the following amounts as of the year to date period ending on the last day of the following months:
January 2003	$(1,714,426)		Yes No
February 2003	$(2,803,854)		Yes No
March 2003	$(4,520,876)		Yes No
April 2003	$(6,219,149)		Yes No
May 2003	$(7,121,049)		Yes No
June 2003	$(8,642,948)		Yes No
July 2003	$(8,854,860)		Yes No
August 2003	$(10,316,773)		Yes No
September 2003	$(11,779,556)		Yes No
October 2003	$(13,227,073)		Yes No
November 2003	$(14,676,155)		Yes No
December 2003	$(14,251,029)		Yes No
Minimum Liquidity Coverage	6 months		Yes No

Performance Covenant	Performance Date	Actual	Complies
Autoprep pre-production milestone	6/30/03		Yes No
Collection of $500,000 from J&J	9/30/03		Yes No
Submission of 510(k) for breast cancer monitoring trial	6/30/03		Yes No
Collection of $1,000,000 from J&J	10/31/03		Yes No
Obtain 510(k) clearance for breast cancer monitoring trial	3/31/04		Yes No
Collection of $1,500,000 from J&J	5/31/04		Yes No

Have there been updates to Borrower's intellectual property, if appropriate?                                                 Yes/No

Comments Regarding Exceptions: See Attached.
BANK USE ONLY
Sincerely,	Received by:
AUTHORIZED SIGNER
Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER
Date:
TITLE
Compliance Status: Yes No

EXHIBIT D

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00 E.S.T.

Fax To:	617-969-5965	Date:

Loan Payment: (Borrower)			Client Name

From Account #		To Account #
	(Deposit Account #)		(Loan Account #)
Principal $		and/or Interest $

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:
Authorized Signature:		Phone Number:

LOAN ADVANCE:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)
Amount of Advance $

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:
Authorized Signature:		Phone Number:

Outgoing Wire Request
Complete only if all or a portion of funds from the loan advance above are to be wired.

Deadline for same day processing is 12:00 p.m., E.S.T.

Beneficiary Name:	Amount of Wire: $

Beneficiary Bank:	Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)
Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

        By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (If Required):

Print Name/Title:	Print Name/Title:

Telephone #	Telephone #

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FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT